Employee Benefit Plan	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Employee Benefit Plan
15.	Employee Benefit Plan
The Company has established a 401(k)
tax-deferred
savings plan (the 401(k) Plan), which permits participants to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company is responsible for administrative costs of the 401(k) Plan and has made no contributions to the 401(k) Plan since inception.
The Company maintains
non-US
defined contribution pension plans to certain foreign subsidiaries. Generally, the annual funding of these obligations is equal to the minimum amount legally required in each jurisdiction in which the plans operate. The Company’s pension plans are underfunded by zero and zero as of December 31, 2022 and 2021, respectively.